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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: March 16, 2004


                                    QLT Inc.
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             (Exact name of registrant as specified in its Charter)




British Columbia, Canada               000-17082                     N/A
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    (Jurisdiction of           (Commission File Number)         (IRS Employer
     Incorporation)                                          Identification No.)




                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
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               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)


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ITEM 5.   OTHER EVENTS

          On March 16, 2004, QLT Inc. announced that the Centers for Medicare and Medicaid Services has raised the Medicare allowable reimbursement rate for Visudyne(R). Effective April 1, 2004, the rate moves from approximately $1,304 to $1,404, as part of the Medicare Prescription Drug, Improvement, and Modernization Act of 2003.

ITEM 7.   EXHIBITS

Exhibit
Number    Description
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99.1      Press release dated March 16, 2004






                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.








                                                         QLT Inc.
                                      ------------------------------------------
                                                                  (Registrant)






Date    March 16, 2004                /s/  Paul J. Hastings
      ------------------                   -------------------------------------
                                                                   (Signature)
                                           President and Chief Executive Officer